                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                            MFC DEVELOPMENT CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                              MFC DEVELOPMENT CORP.

                    Notice of Annual Meeting of Shareholders
                                  July 18, 2002
                                11 AM Local Time


Dear Fellow Shareholder:

         You are cordially invited to attend MFC Development Corp's Annual Shareholders' Meeting, which will be held on Thursday, July 18, 2002 at 11:00 AM at 271 North Avenue, 6th Floor, New Rochelle, NY 10801. The meeting is being held for the following purposes:

         1. To elect a Board of Directions to hold office until the next Annual Meeting of Shareholders or until their respective successors have been elected or appointed.

         2. To transact such other business as may properly come before the annual meeting or any adjournment of the meeting.

         These items are more fully described in the following pages, which are made part of this notice. Only shareholders of record on the books of the Company at the close of business on June 3, 2002 will be entitled to vote at the annual meeting.

         PLEASE ASSIST THE COMPANY AND ENSURE THAT YOUR VOTE IS RECORDED, BY SIGNING AND RETURNING YOUR PROXY AS SOON AS POSSIBLE EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU DO ATTEND, YOU MAY VOTE IN PERSON AND THE PROXY WILL BE SUPERSEDED BY THE VOTE YOU CAST AT THE MEETING.


                                            Deborah Knowlton, Secretary
                                            For the Board of Directors


New Rochelle, NY
June 14, 2002

                              MFC DEVELOPMENT CORP.
                                271 NORTH AVENUE
                             NEW ROCHELLE, NY 10801


                                 PROXY STATEMENT


                         ANNUAL MEETING OF SHAREHOLDERS


                                                                   June 14, 2002


         This Proxy Statement is being furnished to the Shareholders (the "Shareholders") of MFC Development Corp. a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders (the "Meeting") of the Company to be held on July 18, 2002 and at any adjournments thereof.


         At the Meeting, Shareholders will be asked:


         1.       To elect five directors,

         2. To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.


         June 3, 2002 is the record date (the "Record Date") for the determination of the holders of the Company's common shares, par value $.001 per share (the "Common Shares") entitled to notice of and to vote at the Meeting. Each such Shareholder will be entitled to one vote for each Common Share held on all matters to come before the Meeting and may vote in person or by proxy authorized in writing. At the close of business on June 3, 2002, there were 1,790,000 Common Shares entitled to vote.

         This Proxy Statement and the accompanying form of proxy are first being sent to holders of the Common Shares on or about June 14, 2002.

                              AVAILABLE INFORMATION


         The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information can be inspected and copied at the public reference facilities maintained by the Commission at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's regional office at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained at prescribed rates by writing to the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Such information may also be accessed electronically by means of the Commissions's home page on the Internet (http://www.sec.gov.).


                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


         The following documents filed by the Company (File No. 0-31667) with the Commission are incorporated by reference into this Proxy Statement:


         The Company's Registration Statement (Form 10) Pursuant to Section 12(g) of the Securities Exchange Act of 1934, filed on October 2, 2000 as amended on November 20, 2000, December 6, 2000 and January 17, 2001. The Company's Annual Report (Form 10-K) for the fiscal year ended February 28, 2002, which is a part of the Annual Report sent to Shareholders with this Proxy Statement.


         All documents and reports subsequently filed by the Company pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the date of the Meeting shall be deemed to be incorporated by reference in this Proxy Statement and to be a part hereof from the date of filing of such documents or reports.

                                   THE MEETING


DATE, TIME AND PLACE


         The Meeting will be held on Thursday, July 18, 2002 at 11:00 a.m., local time, at the 6th floor conference room, 271 North Avenue, New Rochelle, NY 10801. This building houses the office of the Company and is located directly across from the Metro North New Rochelle Railroad Station (Stamford Line). Parking is available behind the building.


MATTERS TO BE CONSIDERED


         At the Meeting, Shareholders will be asked to elect five directors. The Board of Directors knows of no matters that are to be brought before the Meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the Meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.


RECORD DATE; SHARES OUTSTANDING AND ENTITLED TO VOTE


         Shareholders as of the Record Date (i.e., the close of business on June 3, 2002) are entitled to notice of and to vote at the Meeting. As of the Record Date, there were 1,790,000 Common Shares outstanding and entitled to vote, with each share entitled to one vote.


REQUIRED VOTES


         Under Delaware law, the affirmative vote of the holders of a plurality of the Common Shares voted at the Meeting is required to elect each director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality. Shares present at the Meeting that are not voted for a particular nominee (including broker non-votes) will not be counted toward such nominee's achievement of a plurality.

VOTING AND REVOCATION OF PROXIES


         Shareholders are requested to complete, date, sign and promptly return the accompanying form of proxy in the enclosed envelope. Common Shares represented by properly executed proxies received by the Company and not revoked will be voted in accordance with the specifications, if any, made in the proxy. If not otherwise specified in the proxy, the shares will be voted for election of each nominee for director named herein.

         If any other matters are properly presented at the Meeting for consideration, including among other things, consideration of a motion to adjourn the Meeting to another time and/or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

         Any proxy signed and returned by a Shareholder may be revoked at any time before it is voted by filing with the Secretary of the Company, at the address of the Company set forth herein, written notice of such revocation or a duly executed proxy bearing a later date or by attending the Meeting and voting in person. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.


PROXY SOLICITATION

         The Company will bear the costs of solicitation of proxies for the Meeting. In addition to solicitation by mail, directors, officers and regular employees of the Company may solicit proxies from Shareholders by telephone, telegram, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation, but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of Common Shares held of record by them, and such custodians will be reimbursed for their reasonable expenses.


                        MARKET PRICES AND DIVIDEND POLICY


         The Common Shares of the Company traded on the NASDAQ Bulletin Board under the symbol MFCD for the first time after the spin-off the Company's shares by FRMO Corporation on January 23, 2001. See page 7 of the enclosed Form 10-K for market prices of the Company's Common Stock and pages 12-13 of this Proxy Statement for a price performance measurement comparison. The Company has never paid a cash dividend on its Common Stock and there is no present intention to declare a cash dividend in the future.

ELECTION OF DIRECTORS


         Five directors will be elected at this year's annual meeting. Each director will serve until the next annual meeting or until he is succeeded by another qualified director who has been elected. We will vote your shares as you specify when providing your proxy. If you do not specify how you want your shares voted when you provide your proxy, we will vote them for the election of all the nominees listed below. The Board of Directors recommends a vote FOR the nominees set forth below. The following information about the nominees was provided by the nominees.

VICTOR BRODSKY:     Age 44. Director since May, 2002. Mr. Brodsky is currently
                    Vice President, Chief Financial Officer of the Company and
                    President of its subsidiary, Medical Financial Corp. He is a certified public accountant with broad business experience in finance. Mr. Brodsky has been an officer of the Company since 1998 and for 16 years prior thereto was a Manager at the CPA firm of Michael & Adest.

ALLAN KORNFELD:     Age 64. Director since November 1996. Mr. Kornfeld is
                    currently an Independent Consultant on financial matters. He is a certified public accountant and attorney. He was an accountant and audit partner at Ernst & Young from 1960-1975, a comptroller, Vice President and Senior Vice
                    President of Ametek, Inc. (NYSE) from 1975-1986 and then
                    Chief Financial Officer and Executive Vice President of
                    Ametek from 1986-1994. Mr. Kornfeld has been Chairman of the Board of the Company since March 1, 1998. He also is a director of M & A London, LLC and FRMO Corp.

DAVID MICHAEL:      Age 64. Director since May 23, 2000. Mr. Michael is
                    President of David Michael & Co., P.C., Certified Public
                    Accountants. He has been a certified public accountant practicing as a partner in independent public accounting firms for more than 25 years and as the President of David
                    Michael & Co., P.C. since 1983. He is a director of the Del
                    Global Technologies Corp. and FRMO Corp.

ANDERS STERNER:     Age 58. Director since May 23, 2000. Mr. Sterner is
                    President of Of-Counsel Systems, consultants in computer applications. He has his Bachelor's and Law degrees from Yale University. He was admitted to the bar in 1970 and practiced as an associate with two Wall Street law firms. In
                    1976 he was a founding partner at the law firm of Tanner
                    Propp Fersko & Sterner from which he retired in 1992 to form
                    Of-Counsel Systems, which is engaged in computer applications in the legal field.

LESTER TANNER:      Age 78.  Director since May 21, 1999.  Mr. Tanner has been
                    President and Chief Executive Officer of the Company since
                    August 1, 2000. Prior thereto he practiced law as a partner in his law firm for more than 30 years with a concentration in corporate, real estate and financial matters. Mr. Tanner has a Bachelor's degree in Business Administration from The
                    Baruch School of Business and a J.D. degree from Harvard Law
                    School. He is a director of FRMO Corp.

                  INFORMATION CONCERNING THE BOARD OF DIRECTORS
                              AND BOARD COMMITTEES


SHAREHOLDER NOMINATIONS

         A Shareholder entitled to vote in the election of directors may nominate one or more persons for election as directors at the meeting if written notice of such Shareholder's intent to make such nomination has been given to the Company, not less than five days prior to the meeting date. Such notice shall set forth the name and address of the Shareholder and his or her nominee, a representation that the Shareholder is entitled to vote at such meeting and intends to nominate such person, a description of all arrangements or understandings between the Shareholder and each nominee, such other information as would be required to be included in a proxy statement soliciting proxies for the election of such Shareholder's nominee, and the consent of each nominee to serve as a director of the Company if so elected. The Company may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director of the Company.


MEETINGS AND COMMITTEES

         Since July 20, 2001, the Board of Directors held four meetings at which all directors were present. The Board of Directors has a standing Executive Committee, Audit Committee and Compensation Committee.

         The Executive Committee exercises the authority of the Board of Directors in the management of the business of the Company at such times as the full Board of Directors is unavailable. The Executive Committee, which met twice since July 20, 2001, currently consists of Messrs. Tanner (Chair), Kornfeld and Brodsky.

         The Audit Committee met once since July 20, 2001 and currently consists of Messrs. Kornfeld (Chair), Michael and Sterner. The Report of the Audit Committee is included in this Proxy Statement.

         The Compensation Committee reviews the compensation, benefits and stock options for the Company's executive and key personnel and makes recommendations to the Board of Directors. The Compensation Committee, which met once since July 20, 2001, currently consists of Messrs. Michael (Chair), Kornfeld and Sterner.

                  PRESENT BENEFICIAL OWNERSHIP OF COMMON SHARES


         The table below is as of May 22, 2002 and shows the beneficial ownership of the Company's Common Shares by (i) each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of the outstanding Common Shares (the Company's only class of voting securities), (ii) each executive officer and director and (iii) all executive officers and directors of the Company as a group.

                                        POSITION                     SHARES       PERCENT
Lester Tanner (a)(b)                    President, Director          355,790        19.9%

Victor Brodsky (b)                      Vice President, Director      23,663         1.3%

Deborah Knowlton (b)                    Treasurer, Secretary             150          --

Allan Kornfeld (c)                      Director                       1,000          --

David Michael (c)                       Director                      10,000         0.6%

Anders Sterner (c)                      Director                      13,400         0.7%

Santa Monica Partners (c)                                            218,000        12.2%

All executive officers and
    Directors as a group (6 persons)                                 404,003        22.5%

--------------------
          (a) Includes all shares owned by any entities managed by Lester Tanner which are owned by his wife and/or their children, as to which shares Mr.Tanner has neither ownership nor voting rights. Lester Tanner's wife is Dr. Anne-Renee Testa.

          (b) The address of Lester Tanner, Victor Brodsky, and Deborah Knowlton is 271 North Avenue, Suite 520, New Rochelle, N.Y. 10801.

          (c) Allan Kornfeld, David Michael and Anders Sterner have options to purchase shares of common stock as set forth on page 10. Addresses for the above persons are: Allan Kornfeld 5 Patterson Place, Newtown Square, PA 19073; David Michael 7 Penn Plaza, New York, N.Y. 10001; Anders Sterner 195 Adams Street, Brooklyn, N.Y. 11201 and Santa Monica Partners 1865 Palmer Avenue, Larchmont, N.Y. 10538.

                             EXECUTIVE COMPENSATION


SUMMARY COMPENSATION TABLE


          The table below shows for the three Fiscal Years ended February 28, 2002, 2001 and February 29, 2000 compensation paid by the Company, including salaries, bonuses and certain other compensation, to the following executive officers of the Company in those periods:

Name and                       Fiscal Year           Salary          Bonus        Other Annual
Principal Position             Ended 2/28               $              $         Compensation(a)
------------------             -----------          --------        -------      ---------------
Lester Tanner,
President and CEO                  2002              144,000             -            12,500
   since 8/1/00                    2001               72,000             -             5,000

Seth Grossman,                     2001               82,000             -             8,333
President and CEO                  2000              117,500             -            10,000
   until 8/1/00
                                   2002              125,000         27,500           12,500
Victor Brodsky,                    2001              122,500         20,000           10,000
   Vice President and CFO          2000              107,500         20,000           10,000

Kenneth Fuld
   President, Medical              2000               60,800             -             6,600
   Financial Corp.
   until 9/15/99

-----------------
          (a) The amounts in this column represent automobile allowances and certain unaccountable and reasonable expense allowances.

EMPLOYMENT AGREEMENTS

          The Company has no present employment agreements with any officer but intends to consider the following compensation policy for the current fiscal year for them and other key employees.

COMPENSATION POLICY

         The Company's compensation package for Lester Tanner, Victor Brodsky and other key employees is expected to consist of three elements: (1) base salary, (2) annual bonus compensation and (3) long-term incentive in the form of stock options.

         Each element of compensation has a different purpose. Salary and bonus payments are discretionary with the Board of Directors and are designed to reward current and past performance. Stock options are designed to provide strong incentive for superior long-term performance and are directly linked to shareholders' interests because the value of the awards will increase or decrease based upon the future price of the Common Shares.

         Base compensation of each executive officer is determined by the Board of Directors consistent with the executive's office, period of incumbency and level of responsibility. For the fiscal year ending February 28, 2003, the Board has fixed the base annual compensation for Mr. Tanner at $156,000 and for Mr. Brodsky at $150,000, plus an automobile allowance of $12,500 for each of them, and has indicated that the Board will consider an appropriate bonus, if any, based on the factors indicated below.

         The Company's executive compensation policy emphasizes performance-based compensation. Accordingly, a significant percentage of annual compensation may consist of bonus compensation. This ensures that compensation paid to an executive reflects the individual's specific contributions to the success of the Company. Bonus compensation is determined on the basis of the directors' subjective assessment of an executive's performance, the Company's performance and each individual's contribution thereto. Bonus compensation is not based on any specific formula.

         The Company plans to adopt a Stock Option Plan, designed to retain the services of persons now holding key positions and to secure the services of persons capable of filling such positions. This would include key management personnel as well as the executive officers. From time to time, stock options may be awarded which, under the terms of the Stock Option Plan, will permit the employee to purchase Common Shares at not less than the fair market value of the Common Shares on the date of grant. The extent to which the employee realizes any gain is, therefore, directly related to increases in the price of the Common Shares and hence, shareholder value, during the period of the option. Options granted to employees will become exercisable at the rate of 20% per year, commencing one year after the date of grant. The amount of stock options awarded to an employee is not based on any specific formula, but rather on a subjective assessment of the executive's performance and the Company's performance by the Board of Directors.

         The Company believes that, as it grows, its compensation program will enable it to attract, motivate and retain senior management by providing a competitive total compensation opportunity based on performance.

COMPENSATION OF DIRECTORS

         Directors who are also employees of the Company (at present, only Messrs. Tanner and Brodsky are employees) will receive no remuneration for services as a member of the Board or any committee of the Board. For the period from March 1, 2001 to February 28, 2002 each director who was not then an employee received $500 for each meeting of the Board and each meeting of a Committee of the Board that he attended except that Allan Kornfeld, Chairman of the Board, received $12,500 per annum as a director in addition to the other compensation for attending meetings and the options described below in this paragraph. In addition, each non-employee director, who does not own as much as 5% of the Company's stock, is automatically granted a five year option to purchase 1,500 shares of common stock on the date on which the annual meeting of the Company's shareholders is held each year if he is re-elected at that meeting. The purchase price of the common stock covered by such options is the mean between the high bid and low asked price at the close of trading on the date of grant. As yet no options have been granted to any employee or director other than: Allan Kornfeld who holds options for 4,500 shares expiring as to 1,500 shares each on July 20, 2004, July 20, 2005 and July 19, 2006 at the option prices per share of $1.625, $1.75 and $1.00, respectively; David Michael and Anders Sterner, each of whom holds an option for 1,500 shares expiring July 19, 2006 at the price of $1.00 per share.

INDEMNIFICATION

         The Company maintains an indemnification insurance policy covering all directors and officers of the Company and its named subsidiaries. No claims have been made and no payments were received under the Company's indemnification insurance.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In December 1997, a $700,000 line of credit (increased to $785,000 in January 1999) was obtained from a related party, Northwest Management Corp. Lester Tanner, a director and President of the Company, has the power to vote its shares, which are owned by his two children. The line was terminated by mutual consent of both parties upon full repayment on June 21, 2000 of the outstanding balance of $200,000. Interest was calculated at a rate of 12% per annum. Interest expense was $19,723 and $1,414 for the years ended February 29, 2000 and February 28, 2001. There were no commitment fees paid in connection with this line of credit.

         In October 2000, a $500,000 line of credit was obtained from a related party, NWM Capital, LLC. ("NWM"), which is owned by Lester Tanner and members of his family. The line, under which there was an outstanding balance of $270,000 at February 28, 2002 and $258,000 at February 28, 2001, permits borrowings through October 31, 2002. Interest is calculated at a rate of 15% per annum (12% effective April 1, 2002). Monthly interest-only payments are due through October 31, 2002. Commencing on December 1, 2002, monthly payments will be $34,000 per month plus interest, with a final payment of any outstanding balance at October 31, 2003, the maturity date. The credit line may only be prepaid on six months prior written notice. The Company, at the option of the lender, may be required to prepay up to an aggregate of 20% of the stated principal amount of the credit line on 30 days prior written notice. By mutual consent of both parties, $160,000 was prepaid subsequent to February 28, 2002 leaving a current balance of $110,000. There were no commitment fees paid in connection with this line of credit. Interest expense for the years ended February 28, 2002, 2001 and 2000 was $50,305, $12,144 and $-0- respectively. The borrowings are secured by accounts receivable purchased by the Company with the advances made by NWM and by a second mortgage owned by the Company on an office building in East Granby, Connecticut.

         Northwest Management Corp. and NWM Capital, LLC are in the real estate business and make loans secured by real estate and/or accounts receivable. One of its owners, Shari Stack, the daughter of Lester Tanner, is 24% owner of the limited liability company, which owns the building at East Granby, Connecticut (the "Landlord"). Northwest Management Corp. has indemnified the Company for any liability the Company may have in the period from September 1, 2002 to February 28, 2006 under a lease made by the Company with the Landlord for the office space in East Granby, Connecticut, which is presently vacant and being offered for rental. The Landlord has released the Company from any liability through August 31, 2002. Northwest Management Corp. has the risk and benefit of obtaining a new tenant and, with the Landlord, is seeking to rent the office space for a term ending on or after February 28, 2006, in which event the Company's liability to the landlord would be terminated, as well as Northwest Management Corp's indemnification agreement.

         In February 1999, a related partnership, whose partners were Seth Grossman and Lester Tanner, both of whom were then directors of the Company, committed to lend until March 15, 2001 an investment portfolio then valued at $300,000 to the Medical Financial Corp. subsidiary. This investment portfolio was held in escrow and was used as collateral for the purpose of obtaining margin loans. All risks and rewards of the investment portfolio passed to the related party. Medical Financial Corp. was able to borrow up to the maximum margin of the investment portfolio balance. Between March 1, 1999 and August 31, 1999, the Company used margin loans totaling $120,000. No margin loans were outstanding between September 1, 1999 and April 30, 2000. The margin loans carried interest at a variable rate based on market conditions set at the discretion of the investment brokerage. A fee was payable monthly to the related party at the rate of 5% per annum on the value of the investment escrow account. No fees or interest were paid for the year ended February 28, 1999. A total of $15,431 and $6,818 of fees and interest were paid for the years ended February 28, 2000 and 2001, respectively. The margin loan of $170,000 was fully repaid on June 21, 2000 and the facility was terminated on June 30, 2000.

         During the year ended February 28, 1999, the Company borrowed at various times a total of $60,000 from Seth Grossman and Kenneth Fuld, who were then directors of the Company. These loans were payable on demand and carried interest at the rate of 12% per annum. $25,000 was repaid on these loans in March 1999 and $35,000 was repaid in June 1999. Interest expense on these loans for the years ended February 28, 1999 and 2000 were $1,202 and $1,029, respectively. The Company borrowed $50,000 from Seth Grossman in June 2000, which was repaid in the same month with interest of $263.

         In January 2001 and May 2001, the Company sold land for the construction of two condominium buildings in Hunter, New York to a company, which is 45% owned by Dr. Anne-Renee Testa, who is the wife of Lester Tanner, President of the Company. The selling price was $50,000 each, which approximated the fair market value of the land based on a bid in the same amount from an unrelated party, which was acceptable to the Company, but later withdrawn by the unrelated party. The Company realized a gain of $16,000 from the sale of each property.

         It is management's opinion that these transactions would have been at the same terms had Lester Tanner, Seth Grossman and Kenneth Fuld not been directors of the Company at the time they took place.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely upon a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers, directors and greater than 10% beneficial shareholders, the Company believes that since the effective date of the Company's Registration Statement Pursuant to Section 12(g) of The Securities Exchange Act of 1934, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis.


                       PERFORMANCE MEASUREMENT COMPARISON

         The Company's common stock has traded on the NASDAQ Bulletin Board (symbol MFCD) only since the shares were distributed in the spin-off from FRMO Corporation on January 23, 2001. The market value of the stock at that date and on February 28, 2001 was $1.00 per share, which is the tax basis for shareholders receiving their stock as a distribution from FRMO Corporation. The graph set forth below compares cumulative total return to our shareholders with the total return of the Nasdaq Total US Index and the SNL Specialty Lender Index, resulting from an initial assumed investment of $100 in each and assuming reinvestment of any dividends, beginning February 28, 2001 and ending at February 28, 2002:

                          [MFC DEVELOPMENT LINE GRAPH]

                                           PERIOD ENDING
                         ------------------------------------------------
INDEX                    02/28/01  05/31/01  08/31/01  11/30/01  02/28/02
-------------------------------------------------------------------------
MFC Development           100.00   130.00    52.00     225.00    220.00
NASDAQ - Total US*        100.00    98.68    84.55      90.62     81.26
SNL Specialty Lender      100.00   103.74    95.61      90.68     91.97

*Source. CRSP, Center for Research in Security Prices, Graduate School of
 Business, The University of Chicago 2002. Used with permission. All rights reserved. crsp.com.

SNL Financial LC                                                  (434) 977-1600
(C) 2002

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee is comprised solely of independent directors and operates under a written charter adopted by the Board of Directors of the Company. The Committee reviews and assesses the adequacy of its charter on an annual basis. The purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company's financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Holtz Rubenstein & Co., LLP, the Company's independent auditing firm, is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

         The Audit Committee's functions are not intended to duplicate the activities of management and the independent auditor. The Committee serves a board-level oversight role, in which it provides advice and direction to management and the auditors on the basis of the information it receives and the experience of the Committee's members in business, financial and accounting matters. Among other matters, the Audit Committee monitors the performance of the Company's auditors, including the audit scope and auditor independence. The Audit Committee and the Board have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company's independent auditor.

         The Committee has reviewed and discussed the consolidated financial statements with management and the independent auditor. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Company's independent auditor provided the Committee with the disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Committee discussed with the independent auditor that firm's independence.

         Following the Committee's discussions with management and the independent auditor, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's annual report on Form 10-K for the year ended February 28, 2002. A representative of Holtz Rubenstein & Co., LLP will be present at the Annual Meeting and will be available to respond to appropriate questions and to make such statements as the representative may desire.

AUDIT FEES

         Fees for professional services rendered by Holtz Rubenstein & Co., LLP in connection with the audit of the Company's annual financial statements for the year ended February 28, 2002 and reviews of the Company's Forms 10-Q for that fiscal year approximated $43,000. Holtz Rubenstein rendered no services pertaining to Financial Information Systems Design and Implementation. Other fees to Holtz Rubenstein, including tax consulting, approximated $8,000.

AUDIT COMMITTEE:  ALLAN KORNFELD (CHAIR), DAVID MICHAEL, ANDERS R. STERNER.


                                  ANNUAL REPORT

         A copy of the Company's Annual Report to Shareholders for the fiscal year ended February 28, 2002 is being furnished to Shareholders concurrently herewith.


PROPOSALS BY SHAREHOLDERS

         Proposals that Shareholders wish to include in the Company's Proxy Statement and form of proxy for presentation at the Company's 2003 Annual Meeting of Shareholders, presently scheduled to be held on July 17, 2003, must be received by the Company at 271 North Avenue, New Rochelle, NY 10801, Attention of Deborah Knowlton, Secretary, no later than March 25, 2003.


June 14, 2002                         By Order of the Board of Directors


                                        Lester Tanner
                                        President and Chief Executive Officer


                                        Deborah Knowlton
                                        Secretary

[X] PLEASE MARK VOTES                                    REVOCABLE PROXY
    AS IN THIS EXAMPLE                                MFC DEVELOPMENT CORP.


           THIS PROXY IS SOLICITED ON BEHALF OF THE                                                               WITH-   FOR ALL
                      BOARD OF DIRECTORS.                                                                  FOR    HOLD    EXCEPT

Revoking any such prior appointment, the undersigned hereby        1. Election of Directors: To elect      [ ]     [ ]      [ ]
appoints Lester Tanner, Allan Kornfeld and David Michael, and         the nominees listed below:
each of them, attorneys and agents, with power of substitution
to vote as Proxy for the undersigned as herein stated, at the      VICTOR BRODSKY, ALLAN KORNFELD, DAVID MICHAEL, ANDERS STERNER
Annual Meeting of Stockholders of MFC Development Corp. (the       AND LESTER TANNER
"Company"), to be held at Suite 601, 271 North Avenue, New
Rochelle, New York, New York, 10801 on Thursday, July 18, 2002     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
at 11:00 a.m., and at any adjournments thereof, with respect       NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME
to the number of shares the undersigned would be entitled to       IN THE SPACE PROVIDED BELOW.
vote if personally present.
                                                                   --------------------------------------------------------------

                                                                         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
                                                                   ELECTION OF THE NOMINEES NAMED ABOVE.

                                                                         THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED FOR THE
                                                                   ELECTION OF THE DIRECTORS IF NO INSTRUCTIONS TO THE CONTRARY
                                                                   ARE INDICATED AND IN THE DISCRETION OF THE NAMED ATTORNEYS AND
                                                                   AGENTS ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE
                                                                   MEETING.

                                                                         The stockholder(s) hereby acknowledge(s) receipt of a
                                        ----------------------     copy of the Proxy Statement relating to such Annual Meeting.
   Please be sure to sign and date      Date
     this Proxy in the box below.
--------------------------------------------------------------


-----Stockholder sign above-------------Co-holder (if any)----
                                            sign above

                            * DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED. *

                                                        MFC DEVELOPMENT CORP.
------------------------------------------------------------------------------------------------------------------------------------
      Your signature should appear the same as your name appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are signing. When signing as joint tenants, all parties to the joint tenancy must sign. When the proxy is given by a corporation, it should be signed by an authorized officer.
                                                         PLEASE ACT PROMPTLY
                                               SIGN, DATE & MAIL YOUR PROXY CARD TODAY
------------------------------------------------------------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE
ENVELOPE PROVIDED.

--------------------------------------------------------------

--------------------------------------------------------------

--------------------------------------------------------------